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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                   JANUARY 13, 1998

               -----------------------------------------------------

                  Date of Report (Date of Earliest Event Reported)



                                INTERNATIONAL PAPER COMPANY
               -----------------------------------------------------
                (Exact name of Registrant as specified in its charter)



New York                  1-3157                         13-0872805
------------              ------------                   ------------------
(State of                 (Commission                          (IRS Employer
Incorporation)            File)                       Identification Number)


                     Two Manhattanville Road, Purchase, NY  10577
               -----------------------------------------------------
                       (Address of Principal executive offices)

                                   914-397-1500
                                   ---------------
                                   (Telephone No.)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS

               The registrant reported on earnings for the fourth quarter and the year.


ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements:
                    N/A

               (b)  Pro Forma Financial Information:
                    N/A

               (c)   Exhibits:

                                 (99) Press Release of January 13, 1998

               ITEM 8.   CHANGES IN FISCAL YEAR

               N/A

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                                      Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)



Date:  January 13, 1998                   /S/ CAROL M. SAMALIN
                                   --------------------------------------
        Purchase, NY               Carol M. Samalin
                                   Assistant Secretary